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                                                                   EXHIBIT 23.03

                      CONSENT OF AMERICAN EXPRESS COMPANY

We consent to the reference to our company under the captions "Summary," "Business--Industry Background" and "Experts" and to the use of our 1997 American Express T&E Management Process Study in the Registration Statement (Form S-1 no. 333-62299) and the related Prospectus of Concur Technologies, Inc.


                                                /s/
                                                --------------------------
                                                AMERICAN EXPRESS COMPANY
New York, New York
November __, 1998